                                                                   Exhibit 99.1


    SUPERIOR GALLERIES REPORTS RECORD THIRD-QUARTER AND NINE-MONTH REVENUES

         Beverly Hills, California - (Business Wire) - April 26, 2005 - Superior Galleries, Inc. ("Superior") (OTC Bulletin Board: SPGR) reported record revenues for its fiscal 2005 third quarter and the nine months ended March 31, 2005. The Company recorded revenues of $11.7 million for its fiscal 2005 third quarter, an increase of $2.2 million, or 23%, from $9.5 million for the three months ended March 31, 2004. The Company recorded revenues of $29.3 million for the first nine months of fiscal 2005, an increase of $8.8 million, or 43%, from $20.5 million for the nine months ended March 31, 2004. Management attributed the revenue increases to strong market demand for rare coins in both its wholesale and retail sales channels, and to higher levels of inventory resulting from the availability of additional financing for inventory purchases and customer auction advances.

         The Company recorded a quarterly net loss of $203,000, or $0.04 per share, for the quarter ended March 31, 2005 versus net income of $740,000, or $0.16 per basic share, $0.09 diluted, for the prior-year quarter. For the nine months ended March 31, 2005, the Company recorded a net loss of $208,000, or $0.05 per share, versus net income of $108,000, or $0.03 per basic share, $0.01 diluted, for the comparable period of fiscal 2004. The year-over-year comparisons reflect in part investments the Company continues to make in expanding its live auctions, online sales channels and operational infrastructure to support its overall revenue growth.

         Silvano DiGenova, CEO of Superior, commented, "Building upon our fifth consecutive quarter of record revenues, we see significant growth potential through our online sales channel, partly through our partnerships with eBay, Amazon.com and Overstock.com, partly through the enhanced e-commerce functionality of our own website at www.sgbh.com, and through other initiatives we are working on now. Thanks to the additional equity investment and the expanded line of credit we received last month from Stanford Financial, we now also have the ability to grow our business through all our sales channels by enhancing our inventory of rare coins and extending auction advances to our customers."

         Superior Galleries will hold a conference call, today, Tuesday, April 26, 2005 at 10:00 a.m. Pacific Time, to discuss the financial results of its fiscal 2005 third quarter and the nine-month period ended March 31, 2005.

         To participate in the conference call, please dial the following number five to ten minutes prior to the scheduled conference call time: (877) 586-7724. International callers should dial (706) 679-0614. There is no pass code required for this call.

         If you are unable to participate in the call at this time, a replay will be available on Tuesday, April 26 at 12:00 noon PDT, through Tuesday, May 3 at 9:00 p.m. PDT. To access the replay dial (800) 642-1687 and enter the conference ID number 5538533. International callers please dial (706) 645-9291.

         Additionally, a transcript and audio webcast replay of the conference call will be made available on the Superior Galleries web site at www.sgbh.com following the conclusion of the live call.

         Superior Galleries, Inc. is a publicly traded company, acting as a dealer and auctioneer in rare coins and other fine collectibles. The firm markets its products through its prestigious location in Beverly Hills, California and the company's web site at www.sgbh.com.


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

         Included in this release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including express and implied statements concerning future growth potential, future revenues, income, results of operations, expansion plans and expectations. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that the expectations reflected in such forward looking statements will prove to have been correct. These forward-looking statements are subject to certain risks and uncertainties, including market and other conditions that may affect our ability to expand our auction and dealer activities and control our operating costs and risks identified in our SEC filings. The company's actual results could differ materially from those anticipated in the forward looking statements as a result of certain factors including sales levels, operating costs, distribution and competition trends, consumer preferences and other market factors. Past sales performance may not be indicative of future results. No assurances are given that sales trends or sales performance on behalf of consignors or customers will continue.


                     (FINANCIAL TABLES AND CONTACTS FOLLOW)


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
                                                SUPERIOR GALLERIES, INC.
                                                STATEMENTS OF OPERATIONS
                                                       (UNAUDITED)
                                          (in thousands, except per share data)


                                                              Nine Months Ended                Three Months Ended
                                                          March 31,        March 31,        March 31,        March 31,
                                                            2005             2004             2005             2004
                                                         -----------      -----------      -----------      -----------
Net sales                                                $    27,700      $    18,236      $    10,933      $     8,251
Commission income                                              1,630            2,294              725            1,208
                                                         -----------      -----------      -----------      -----------
TOTAL REVENUE                                                 29,330           20,530           11,658            9,459

COST OF SALES                                                 23,663           15,988            9,661            7,120
                                                         -----------      -----------      -----------      -----------

GROSS PROFIT                                                   5,667            4,542            1,997            2,339

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                   5,594            4,299            2,098            1,603
                                                         -----------      -----------      -----------      -----------

Income (loss) from operations                                     73              243             (101)             736
                                                         -----------      -----------      -----------      -----------

OTHER INCOME (EXPENSE)
   Interest income                                               298              384               95              124
   Interest expense                                             (575)            (398)            (196)            (115)
   Other expense, net                                             (3)             (24)              (1)              --
                                                         -----------      -----------      -----------      -----------
      Total other income (expense)                              (280)             (38)            (102)               9
                                                         -----------      -----------      -----------      -----------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                        (207)            (205)            (203)             745

INCOME TAX PROVISION                                               1               10               --                5
                                                         -----------      -----------      -----------      -----------

NET INCOME (LOSS)                                        $      (208)     $       195      $      (203)     $       740
                                                         ===========      ===========      ===========      ===========

Calculation of net income (loss) per share:
Net income (loss)                                        $      (208)     $       195      $      (203)     $       740
Preferred stock accretion                                         --              (50)              --              (17)
Preferred stock dividend                                          --              (37)              --              (13)
                                                         -----------      -----------      -----------      -----------
Net income (loss) applicable to common shares            $      (208)     $       108      $      (203)     $       711
                                                         ===========      ===========      ===========      ===========

NET INCOME (LOSS) PER SHARE
   Basic                                                 $     (0.05)     $      0.03      $     (0.04)     $      0.16
                                                         ===========      ===========      ===========      ===========
   Fully diluted                                         $     (0.05)     $      0.01      $     (0.04)     $      0.09
                                                         ===========      ===========      ===========      ===========

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
   Basic                                                       4,563            4,331            4,685            4,486
                                                         ===========      ===========      ===========      ===========
   Fully diluted
                                                               4,563            8,069            4,685            8,223
                                                         ===========      ===========      ===========      ===========


                                                         (MORE)


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

                                   SUPERIOR GALLERIES, INC.
                                        BALANCE SHEETS
                                        (in thousands)


                                                                  March 31,        June 30,
                                                                    2005             2004
                                                                 (Unaudited)
                                                                 ------------     ------------
                                            ASSETS

CURRENT ASSETS
   Cash                                                          $        644     $        447
   Accounts receivable, net of allowance for uncollectible
      accounts of $122 (Mar. '05) and $259 (Jun. '04)                   3,592            3,713
   Auction and customer advances                                        3,486            6,402
   Inventories                                                          9,334            6,106
   Prepaid expense and other                                              405               51
                                                                 ------------     ------------

      Total current assets                                             17,461           16,719

Property and equipment, net                                               198              135
Other assets                                                               --               11
                                                                 ------------     ------------

      TOTAL ASSETS                                               $     17,659     $     16,865
                                                                 ============     ============

                             LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Line of credit - related party                                $      5,000     $      6,600
   Line of credit                                                       2,200            2,500
   Accounts payable and accrued expenses                                6,694            7,261
   Notes payable to a related party                                       400              300
   Notes payable                                                          650               --
   Series A stock redemption payable                                      550              344
                                                                 ------------     ------------

      Total current liabilities                                        15,494           17,005
                                                                 ------------     ------------

LONG-TERM LIABILITIES
   Notes payable to a related party, net of current portion               450              600
   Series A stock redemption payable, net of current portion              138              344
                                                                 ------------     ------------

      Total long-term liabilities                                         588              944
                                                                 ------------     ------------

         TOTAL LIABILITIES                                             16,082           17,949
                                                                 ------------     ------------

                                            (MORE)

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
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
                                     SUPERIOR GALLERIES, INC.
                                    BALANCE SHEETS, CONTINUED
                                          (in thousands)


                                                                      March 31,        June 30,
                                                                        2005             2004
                                                                     (unaudited)
                                                                     -----------      -----------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
   Preferred stock, 693,000 shares undesignated,
     none outstanding
   Series B convertible preferred stock $1.00 par value
     3,400,000 shares designated 3,400,000 shares issued
     and outstanding with a liquidation preference of $3,400,000           2,967            2,967
   Series D convertible preferred stock $1.00 par value
     2,000,000 shares designated 2,000,000 shares issued
     and outstanding with a liquidation preference of $2,000,000           1,931            1,931
   Series E convertible preferred stock $1.00 par value
     2,500,000 shares designated 2,500,000 shares issued
     and outstanding with a liquidation preference of $2,500,000           2,497               --
   Common stock, $0.001 par value, 12,500,000 shares
     authorized; 4,699,942 outstanding as of March 31, 2005
     and 4,485,942 outstanding as of June 30, 2004                             5                4
   Additional paid in capital                                              8,283            7,912
   Accumulated deficit                                                   (14,106)         (13,898)
                                                                     -----------      -----------

         Total stockholders' equity (deficit)                              1,577           (1,084)
                                                                     -----------      -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                 $    17,659      $    16,865
                                                                     ===========      ===========


See the Company's filing with the SEC on Form 10Q for notes to financial statements

Contact:
Superior Galleries, Inc., Beverly Hills, California
Paul Biberkraut, CFO, at 310-203-9855 or paulb@sgbh.com www.sgbh.com

Investor Relations Contacts:
CCG Investor Relations
Sean Collins, Partner, at 818-789-0100
www.ccgir.com

American Capital Ventures, Inc.
Howard Gostfrand, President, at 305-918-7000 or hg@amcapventures.com www.amcapventures.com


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